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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report of First Capital, Inc. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, William W. Harrod, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


                                        /s/ William W. Harrod
                                        ----------------------------------------
                                        William W. Harrod
                                        President and Chief Executive Officer


Date:   March 28, 2003


A signed original of this written statement required by Section 906 has been provided to First Capital, Inc. and will be retained by First Capital, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.